Consent of Independent Registered Public Accounting Firm

Continental Fuels, Inc.
Houston, Texas

We hereby consent to the incorporation by reference in the S-8 Registration Statement of our report dated April 14th, 2008, relating to the consolidated financial statements of Continental Fuels, Inc. appearing in the Company’s annual report on Form 10-KSB for the year ended December
31, 2007.

KBL,LLP
Certified Public Accountants and Advisors May 22, 2008

110 Wall Street, 11th floor, New York, NY 10005 212.785-9700